UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
ACT OF 1934

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BLACKSANDS PETROLEUM, INC.

(Name of Registrant as Specified In Its Charter)

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BLACKSANDS PETROLEUM, INC.
SUITE 328, 369 ROCKY VISTA PARK DRIVE
CALGARY, ALBERTA T3G 5K7
CANADA

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given that as of June 26, 2006, we sought and obtained the written consent, in lieu of a meeting of stockholders, from the holders of 55.2% of the outstanding voting power of our stock, (i) adopting our 2006 Stock Option Plan (the “Plan”), substantially in the Form attached hereto as Exhibit A pursuant to which our board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards, representing up to 6,000,000 shares of the Company’s common stock, to certain employees, outside directors, officers, consultants and advisors and (ii) approving and ratifying the Stock Option Agreement between us and Darren R. Stevenson, dated April 18, 2006, attached hereto as Exhibit B.

You are encouraged to carefully read the attached Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the approval of the actions described herein by the holders of a majority of the voting power of Blacksands Petroleum, Inc. will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. We intend to mail or furnish this Information Statement to stockholders on or about July 7, 2006.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Darren R. Stevenson
Chief Executive Officer
July 7, 2006

ACTIONS BY THE BOARD OF DIRECTORS AND
THE MAJORITY STOCKHOLDERS

FIRST ACTION

GENERAL

On June 26, 2006, our Board of Directors approved a plan that will enable us to grant equity and equity-linked awards to our outside directors, officers, employees, consultants and advisors. This plan is called the 2006 Stock Option Plan (the “Plan”). On June 26, 2006, stockholders representing 55.2% of our issued and outstanding common stock have provided us with a written consent in lieu of a shareholders’ meeting approving and adopting the Plan. The Plan is intended to allow us to provide incentives that will (1) strengthen the desire of highly competent persons to serve as outside directors, officers, employees, consultants and advisors of our company and (2) further stimulate their efforts on behalf of our company.

THE 2006 STOCK OPTION PLAN

We have summarized below certain key provisions of the 2006 Stock Option Plan. This summary may not contain all the information that is important to you. You should review the entire Plan, a copy of which is included as Exhibit A.

Shares Available

The maximum number of shares of our common stock that may be delivered under the Plan is 6,000,000 subject to adjustment for certain specified changes to our capital structure. Some awards under the Plan may link future payments to the awardee to the future value of a specified number of shares of our common stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the Plan. If an award under the Plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the Plan.

Eligibility

All employees, officers, outside directors, consultants and advisors are eligible to participate in the Plan.

Administration

The administrator of the Plan will be the Board of Directors or any committee which the Board designates to serve as the administrator of the Plan. The committee serving as administrator (the "Committee") will, among other things, have the authority to:

•	construe the Plan and any award under the Plan;

•	select the directors, officers, employees and non-employee service providers to whom awards may be granted and the time or times at which awards will be granted;

•	determine the number of shares of our common stock to be covered by or used for reference purposes for any award;

•	modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards;

•	impose any term, limitation or condition upon an award under the Plan that the Committee deems appropriate to achieve the objective of the Plan;

•	adopt rules and regulations for carrying out the Plan; and

•
amend the terms and conditions of awards previously granted under the Plan so long as such new terms and conditions are consistent with the terms of the Plan and that if such amendment is detrimental to the participant in the Plan, such participant’s consent is obtained;

The Committee has not yet made any awards under the Plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

Types of Awards

The types of awards that may be made under the Plan are stock options, stock appreciation rights, restricted stock awards, and Reload Options. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("Non-Qualified Options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years, and (3) the recipient must be an employee of our company.

Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our common stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

Reload Options. Concurrently with the award of a Nonqualified Stock Option and/or Incentive Stock Option, the Committee may grant a Reload Option to enable the employee to purchase a number of shares for either cash or shares. The Reload Option becomes effective only if the employee uses common stock of the company owned by him for at least twelve months to purchase the shares issuable to him upon his exercise of either the underlying Non-Qualified Option or ISO. The Reload Option is designed to replace those shares used as the purchase price, and the number of Reload Options will equal the number of shares of the company's common stock used by the employee to exercise the underlying option. Reload options are subject to the identical material restrictions as govern the respective Non-Qualified Options or ISOs they replace.

The Reload Option price will be the fair market value of a share of the company's common stock (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares) on the date the Reload Option becomes effective, that is, the date on which the underlying option shall have been exercised.

Certain Corporate Transactions

If certain corporate transactions specified in the Plan occur, the Committee may make appropriate or equitable adjustments to the Plan and awards, including (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding awards under the Plan.

The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. We are required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Amendment

The board may amend the Plan at any time and from time to time, provided that (1) no amendment may deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (2) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

Term of Plan

No award may be granted under the Plan after the close of business on July 28, 2016, the day immediately preceding the tenth anniversary of the effective date of the Plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Certain Federal Income Tax Considerations

Matters Relating to Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by us paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of stock options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit.

Matters Relating to Change of Control

The Committee may provide that the vesting of an award be accelerated upon a change of control. In such event, all or a portion of the relevant award may be deemed a "parachute payment." Under provisions of the Internal Revenue Code, (1) the recipient of an "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (2) the "excess parachute payment" would not be deductible to our company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

EFFECTIVE DATE OF THE PLAN

The Plan will become effective on July 28, 2006, a date that is more than 20 days from the mailing of this Information Statement to our stockholders.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Upon the adoption of the Plan, we intend to use the Plan to compensate employees, officers, outside directors, consultants and advisors with equity compensation. However, there is no current agreement or obligation obligating us to provide equity compensation and no determination has yet been made regarding potential equity compensation grants.

DISSENTERS’ RIGHTS

Holders of our voting securities are not entitled to dissenters’ rights with respect to our adoption of the Plan.

SECOND ACTION

GENERAL

On June 26, 2006, stockholders representing 55.2% of our issued and outstanding common stock provided us with a written consent in lieu of a shareholders’ meeting approving and ratifying the Stock Option Agreement. We entered into the Agreement with Darren Stevenson as a means of providing him with performance incentives in his roles as our President, Secretary and Chief Executive Officer.

THE STOCK OPTION AGREEMENT

Under the Stock Option Agreement, Mr. Stevenson received options to purchase up to 1,000,000 shares of Common Stock. 100,000 of these shares vested upon the agreement becoming effective. An additional 200,000 options will vest on January 1, 2007, an additional 200,000 options will vest if the Company conducts a placement of at least US$10,000,000 and an additional 500,000 options will vest if the Company conducts a placement of at least US$50,000,000. All of the options, once vested, are exercisable at $2.00 per share. All these options are non-qualified options, and none of the options are included in the 6,000,000 options to be set granted under the Plan. This summary may not contain all the information that is important to you. You can review the entire Stock Option Agreement, a copy of which is included as Exhibit B.

EFFECTIVE DATE OF THE RATIFICATION OF THE STOCK OPTION AGREEMENT

The Stock Option Agreement was entered into on April 18, 2006. The stockholder consent ratifying the Stock Option Agreement does not become effective until twenty days after this information is mailed to our stockholders.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Darren Stevenson is one of our Directors and is our President, Secretary and Chief Executive Officer. The Stock Option Agreement is between the Company and Mr. Stevenson and grants him up to 1,000,000 options to purchase shares of our common stock. We do not believe that the Stock Option Agreement requires the approval and ratification of the stockholders to be effective, but to the extent that any such approval and ratification is beneficial to Mr. Stevenson, he has a direct interest in the approval and ratification.

DISSENTERS’ RIGHTS

Holders of our voting securities are not entitled to dissenters’ rights with respect to the ratification and approval of the Stock Option Agreement.

GENERAL

The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

None of our directors receive any compensation for their services. Our executive officers during 2005 did not receive a salary during fiscal year 2005. On April 18, 2006, we entered into an Employment Agreement and a Stock Option Agreement with Darren R. Stevenson as part of his compensation for becoming our Chief Executive Officer, President and Secretary.

The Employment Agreement provides Mr. Stevenson with $60,000 (Canadian) per annum, to be increased to $120,000 (Canadian) per annum in the event that the Company conducts a placement of it securities of at least US$50,000,000. The term of the Employment Agreement is for two years.

Under the Stock Option Agreement, Mr. Stevenson received options to purchase up to 1,000,000 shares of Common Stock. 100,000 of these shares vested upon the agreement becoming effective. An additional 200,000 options will vest on January 1, 2007, an additional 200,000 options will vest if the Company conducts a placement of at least US$10,000,000 and an additional 500,000 options will vest if the Company conducts a placement of at least US$50,000,000. All of the options, once vested, are exercisable at $2.00 per share. All these options are non-qualified options, and none of the options are included in the 6,000,000 options to be set granted under the Plan.

OPTION GRANTS AS OF JUNE 29, 2006 AND IN THE LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees In Fiscal 2006 to June 29, 2006	Exercise or Base Price Per Share
Darren Stevenson	1,000,000	100%	$$2.00

There were no stock option grants in the fiscal year ended October 31, 2005.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of June 29, 2006, there were 63,000,000 shares of the Common Stock issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder. The Majority Stockholders held an aggregate of 34,800,000 shares of the Common Stock, or 55.2% of the voting power in the Company outstanding, on such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 28, 2006, certain information concerning the beneficial ownership of the Common Stock by (i) each stockholder known to the Company to beneficially own five percent or more of the outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage of ownership.

NAME AND ADDRESS OF BENEFICIAL OWNER	TITLE OF CLASS	NUMBER OF SHARES HELD		PERCENTAGE OF CLASS SHARES OWNED(1)
Darren R. Stevenson	Common Stock	30,000,000		47.7%
Suite 328,
369 Rocky Vista Park Drive
Calgary, Alberta T3G 5K7

Bruno Mosimann	Common Stock	0		0
Herbstackerstreet 27
CH-8472 Seuzach
Switzerland

Total Ownership of Common Stock by
All Directors and Officers as a
Group		30,100,000	(2)	47.7%

(1)
Unless otherwise indicated, to the Company's knowledge each person has sole voting and investment power with respect to all listed shares. Based on 63,100,000 shares outstanding as of June 28, 2006, including the 100,000 vested options owned by Mr. Stevenson.

(2)	Including the 100,000 vested options owned by Mr. Stevenson.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

/s/ Darren R. Stevenson
Chief Executive Officer
July 7, 2006

EXHIBIT INDEX

Exhibit A:	2006 Stock Option Plan
Exhibit B:	Stock Option Agreement, dated April 18, 2006, between Blacksands Petroleum, Inc. and Darren R. Stevenson

EXHIBIT A

2006 STOCK OPTION PLAN

2006 STOCK OPTION PLAN

1. Purpose. The purpose of this 2006 Stock Option Plan (the "Plan") is to advance the interests of Blacksands Petroleum, Inc. (the "Company") and its Affiliates (as defined below) by inducing eligible individuals of outstanding ability and potential to join and remain with, or to provide consulting or advisory services to, the Company or its Affiliates, by encouraging and enabling employees, Outside Directors (as defined below), consultants, and advisors to acquire proprietary interests in the Company, and by providing participating employees, Outside Directors, consultants, and advisors with an additional incentive to promote the success of the Company. These purposes are accomplished by providing for the granting of Incentive Stock Options, Nonqualified Stock Options, Reload Options, Stock Appreciation Rights, and Restricted Stock (all as defined below) to employees, Outside Directors, consultants, and advisors.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) "Affiliate" means a "parent corporation" or a "subsidiary corporation" (as set forth in Code Sections 424(e) and 424(f), respectively) of the Company.

(b) "Applicable Withholding Taxes" means the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that an Employer is required to withhold in connection with the grant, vesting, or exercise of any Award.

(c) "Award" means an Incentive Stock Option, a Nonqualified Stock Option, a Reload Option, a Stock Appreciation Right, or Restricted Stock.

(d) "Beneficiary" means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant's rights with respect to an Award after the Participant's death. If the Participant does not validly designate a Beneficiary, or if the designated person no longer exists, then the Participant's Beneficiary shall be his or her estate.

(e) "Board" means the Board of Directors of the Company.

(f) "Cause" shall have the same meaning given to such term (or other term of similar meaning) in an Employment Agreement for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of "Cause" (or other term of similar meaning), the term "Cause" shall mean (i) any material breach by the Participant of any agreement to which the Participant and the Company or an Affiliate are parties, (ii) any continuing act or omission to act by the Participant which may have a material and adverse effect on the Company's business or on the Participant's ability to perform services for the Company or an Affiliate, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or an Affiliate.

(g) "Change in Control" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award agreement, any Employment Agreement or in a written contract of service, the occurrence of any of the following:

(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2(x)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

(iii) a liquidation or dissolution of the Company.

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this paragraph (g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any rulings or regulations promulgated thereunder.

(i) "Committee" means the Board, the Compensation Committee of the Board, or such other committee of the Board as the Board appoints to administer the Plan; provided, however, that should Section 162(m) of the Code and Section 16 of the Securities Exchange Act of 1934 apply to Awards under the Plan, if any member of the Committee does not qualify as both an "outside director" for purposes of Code Section 162(m) and a "non-employee director" for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(j) "Commission" means the U.S. Securities and Exchange Commission.

(k) "Company" means Blacksands Petroleum, Inc., a Nevada corporation, and its subsidiaries.

(l) "Company Stock" means common stock, par value $.001 per share, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 14), the shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

(m) "Date of Grant" means the date on which the Committee grants an Award, or such future date as may be determined by the Committee.

(n) "Disability" means a disability within the meaning of Code Section 22(e)(3).

(o) "Employer" means the Company and each Affiliate that employs one or more Participants.

(p) "Employment Agreement" means any written employment or other similar agreement between the Participant and the Company or an Affiliate.

(q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(r) "Fair Market Value" means on any given date the fair market value of Company Stock as of such date, as determined by the Committee. If the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, Fair Market Value means the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange, or on the over-the-counter market as reported by the NASDAQ Stock Market ("NASDAQ"), or if the Common Stock is not listed on NASDAQ, then by the Over-the-Counter Bulletin Board, on the day immediately preceding the day on which the Award is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

(s) "Incentive Stock Option" means an Option that qualifies for favorable income tax treatment under Code Section 422.

(t) "Mature Shares" means shares of Company Stock for which the shareholder has good title, free and clear of all liens and encumbrances.

(u) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

(v) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(w) "Outside Director" means a member of the Board who is not an employee of, or a consultant or advisor to, the Company or an Affiliate as of the Date of Grant.

(x) "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(y) "Participant" means any employee, Outside Director, consultant, or advisor (including independent contractors, professional advisors, and service providers) of the Company or an Affiliate who receives an Award under the Plan.

(z) "Restricted Stock" means Company Stock awarded under Section 9 of the Plan.

(aa) "Reload Option" means a reload option grant made in accordance with Section 7 of the Plan.

(bb) "Rule 16b-3" means Rule 16b-3 of the Commission promulgated under the Exchange Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

(cc) "Securities Act" means the Securities Act of 1933, as amended.

(dd) "Stock Appreciation Right" means a right to receive amounts awarded under Section 8.

3. Stock. Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of six million (6,000,000) shares of Company Stock, which may be authorized but un-issued shares, or shares held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. In addition, shares allocable to Awards granted under the Plan that expire, are forfeited, are cancelled without the delivery of the shares, or otherwise terminate unexercised, may again be available for Awards under the Plan. For purposes of determining the number of shares that are available for Awards under the Plan, the number shall also include the number of shares surrendered by a Participant actually or by attestation or retained by the Company in payment of Applicable Withholding Taxes, and any Mature Shares surrendered by a Participant upon exercise of an Option or in payment of Applicable Withholding Taxes. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of an Employer acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

4. Eligibility. Subject to the terms of the Plan, the Committee shall have the power and complete discretion, as provided in Section 13, to select eligible employees, Outside Directors, consultants, and advisors to receive an Award under the Plan; provided, however, that any Award shall be subject to the following terms and conditions:

(a) Only those individuals who are employees (including officers) of the Company or an Affiliate at the Date of Grant shall be eligible to receive an Incentive Stock Option under the Plan.

(b) All employees (including officers) and Outside Directors of, or consultants and advisors to, either the Company or an Affiliate at the Date of Grant shall be eligible to receive Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock; provided, however, that Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock may not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction.

(c) Anything herein to the contrary notwithstanding, any recipient of an Award under the Plan must be includable in the definition of "employee" provided in the general instructions to Form S-8 Registration Statement under the Securities Act.

(d) The grant of an Award shall not obligate an Employer to pay any employee, Outside Director, consultant, or advisor any particular amount of remuneration, to continue the employment of the employee or engagement of the Outside Director, consultant, or advisor after the grant, or to make further grants to the employee, Outside Director, consultant, or advisor at any time thereafter.

5. Stock Options.

(a) The Committee may make grants of Options to Participants. Except as otherwise provided herein, the Committee shall determine the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonqualified Stock Options, and any other terms and conditions to which the Options are subject.

(b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100 percent of the Fair Market Value of Company Stock on the Date of Grant. Except as provided in Section 14, (i) the exercise price of an Option may not be decreased after the Date of Grant and (ii) a Participant may not surrender an Option in consideration for the grant of a new Option with a lower exercise price or another Award.

(c) All Options granted hereunder shall be subject to the following terms and conditions:

(i) All Options shall be evidenced by a written stock option agreement (the "Stock Option Agreement") setting forth all the relevant terms of the Award.

(ii) No Option shall be exercisable more than 10 years after the Date of Grant.

               (iii) The aggregate Fair Market Value, determined at the Date of Grant, of shares for which Incentive Stock Options become exercisable by a Participant during any calendar year shall not exceed $100,000 and any amount in excess of $100,000 shall be treated as a Non-Qualified Stock Option. The maximum aggregate number of shares for which Incentive Stock Options may be issued under the Plan to any Participant in any calendar year shall be 1,000,000.

(iv) If an Incentive Stock Option is granted to an employee who owns, at the Date of Grant, more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then (A) the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Company Stock at the Date of Grant and (B) such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the Date of Grant.

(v) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement: (A) if the employment of an employee by, or the services of an Outside Director for, or consultant or advisor to, the Company or an Affiliate should be terminated for Cause or terminated voluntarily by the grantee, then any outstanding Option shall terminate immediately, (B) if such employment or services terminates for any other reason, any such Option exercisable as of the date of termination may be exercised at any time within three months of termination. For purposes of this subsection, (y) the retirement of an individual either pursuant to a pension or retirement plan maintained by the Company or an Affiliate or at the applicable normal retirement date prescribed from time to time by the Company shall be deemed to be termination of the individual's employment other than voluntarily or for Cause, and (z) an individual who leaves the employ or services of the Company or an Affiliate to become an employee or Outside Director of, or a consultant or advisor to, an entity that has assumed the Option as a result of a corporate reorganization or the like shall not be considered to have terminated employment or services.

(vi) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of Disability while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, then such Option may, subject to the provisions of subsection (viii) below, be exercised at any time within one year after the termination of employment or services due to the Disability.

(vii) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan dies (A) while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, or (B) within three months after the termination of employment or services other than voluntarily by the grantee or for Cause, then such Option may, subject to the provisions of subsection (viii) below, be exercised by the Participant's Beneficiary at any time within one year after the Participant's death.

(viii) An Option may not be exercised after termination of employment, termination of directorship, termination of consulting or advisory services, Disability or death except to the extent that the holder was entitled to exercise the Option at the time of such termination or as otherwise provided in a currently effective written Employment Agreement, consulting agreement or other related agreement executed between the Company and the employee, Outside Director or consultant or advisor, and in any event may not be exercised after the expiration of the Option in accordance with the terms of the grant.

(ix) The employment relationship of an employee of the Company or an Affiliate shall be treated as continuing intact while the employee is on military or sick leave or other bona fide leave of absence if such leave does not exceed 90 days or, if longer, so long as the employee's right to reemployment is guaranteed either by statute or by contract.

(d) The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by the Option until such stock shall be transferred to the holder upon the exercise of the Option.

6. Grants to Outside Directors. Awards, other than Incentive Stock Options, may be made to Outside Directors. The Committee shall have the power and complete discretion to select Outside Directors to receive Awards. The Committee shall have the complete discretion, under provisions consistent with Section 13, to determine the terms and conditions, the nature of the Award and the number of shares to be allocated as part of each Award for each Outside Director. The grant of an Award shall not obligate the Company to make further grants to the Outside Director at any time thereafter or to retain any person as a director for any period of time.

7. Reload Options. The Committee may grant Options with a reload feature. A reload feature shall only apply when the exercise price is paid by delivery of Company Stock in accordance with Section 10. The Stock Option Agreement for the Option containing the reload feature shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Common Stock, a Reload Option to purchase that number of shares of Company Stock equal to the sum of (i) the number of shares used to exercise the Option, and (ii) with respect to Nonqualified Stock Options, the number of shares used to satisfy Applicable Withholding Taxes. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: the option price per share of Company Stock deliverable upon the exercise of the Reload Option (i) in the case of a Reload Option that is an Incentive Stock Option being granted to a Participant who owns more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, shall be 110% of the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option, and (ii) in the case of a Reload Option which is an Incentive Stock Option being granted to any other Participant, or which is a Nonqualified Stock Option, shall be the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option. The term of the Reload Option shall be the same as the Option which gave rise to the Reload Option. If the exercise price of an Option containing a reload feature is paid in cash and not in shares of Company Stock, the reload feature shall have no application with respect to such exercise.

8. Stock Appreciation Rights. Concurrently with the award of any Option to purchase one or more shares of Common Stock, the Committee may, in its sole discretion, award to the optionee with respect to each share of Common Stock covered by an Option a related Stock Appreciation Right, which permits the optionee to be paid the appreciation on the related Option in lieu of exercising the Option. The Committee shall establish as to each award of Stock Appreciation Rights the terms and conditions to which the Stock Appreciation Rights are subject; provided, however, that the following terms and conditions shall apply to all Stock Appreciation Rights:

(a) A Stock Appreciation Right granted with respect to an Incentive Stock Option must be granted together with the related Option. A Stock Appreciation Right granted with respect to a Nonqualified Stock Option may be granted together with the grant of the related Option.

(b) A Stock Appreciation Right shall entitle the Participant, upon exercise of the Stock Appreciation Right, to receive in exchange an amount equal to the excess of (i) the Fair Market Value on the date of exercise of Company Stock covered by the surrendered Stock Appreciation Right over (ii) the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of a Stock Appreciation Right.

(c) A Stock Appreciation Right may be exercised only if and to the extent the underlying Option is exercisable, and a Stock Appreciation Right may not be exercisable in any event more than 10 years after the Date of Grant.

(d) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Stock Appreciation Right may provide for payment in Company Stock or cash, or a fixed combination of Company Stock and cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised.

(e) To the extent a Stock Appreciation Right is exercised, the underlying Option shall be cancelled, and the shares of Company Stock represented by the Option shall no longer be available for Awards under the Plan.

9. Restricted Stock Awards.

(a) The Committee may make grants of Restricted Stock to a Participant. The Committee shall establish as to each award of Restricted Stock the terms and conditions to which the Restricted Stock is subject, including the period of time before which all restrictions shall lapse and the Participant shall have full ownership of the Company Stock. The Committee in its discretion may award Restricted Stock without cash consideration. All Restricted Stock Awards shall be evidenced by a Restricted Stock Agreement setting forth all the relevant terms of the Award.

(b) Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank.

10. Method of Exercise of Options.

(a) Options may be exercised by the Participant (or his or her legal guardian or personal representative) by giving written notice of the exercise to the Company at its principal office (attention of the Corporate Secretary) pursuant to procedures established by the Company. The notice shall state the number of shares the Participant has elected to purchase under the Option. Such notice shall be accompanied, or followed within 10 days of delivery thereof, by payment of the full exercise price of such shares. The exercise price may be paid in cash by means of a check payable to the order of the Company or, if the terms of an Option permit, (i) by delivery or attestation of Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, (ii) by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by the Company Stock, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination of (i) through (iii) hereof.

(b) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the notice of exercise shall be accompanied by a representation or agreement of the individual or entity exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with any such act.

(c) The Company shall not be obligated to deliver any Company Stock until the shares have been listed on each securities exchange or market on which the Company Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

11. Tax Withholding. Each Participant shall agree as a condition of receiving an Award payable in the form of Company Stock to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Under procedures established by the Committee or its delegate, a Participant may elect to satisfy Applicable Withholding Taxes by (i) making a cash payment or authorizing additional withholding from cash compensation, (ii) delivering Mature Shares (valued at their Fair Market Value), or (iii) if the applicable Stock Option Agreement or Restricted Stock Agreement permits, having the Company retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

12. Transferability of Awards. Awards shall not be transferable except by will or by the laws of descent and distribution.

13. Administration of the Plan.

(a) The Committee shall administer the Plan. Subject to the terms and conditions set forth in the Plan, the Committee shall have general authority to impose any term, limitation, or condition upon an Award that the Committee deems appropriate to achieve the objectives of the Award and of the Plan. The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants and Beneficiaries. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant or Beneficiary.

(b) The Committee shall have the power to amend the terms and conditions of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code or of other securities laws applicable to the Award.

(c) The Committee shall have the power and complete discretion (i) to delegate to any individual, or to any group of individuals employed by the Company or any Affiliate, the authority to grant Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority; provided, however, that the Committee may not delegate power and discretion to the extent such action would cause noncompliance with, or the imposition of penalties, excise taxes, or other sanctions under, applicable corporate law, Rule 16b-3, Code Section 162(m) or 409A, or any other applicable securities or tax law.

(d) The Committee shall have the power to include one or more provisions in the terms of Award grants to provide for the cancellation of an outstanding Award in the event the Participant violates any agreement or other obligation dealing with non-competition, non-solicitation or protection of the Company's confidential information.

14. Change in Capital Structure; Change of Control.

(a) Change in Capital Structure. In the event of a stock dividend, stock split, or combination of shares, share exchange, share distribution, recapitalization or merger in which the Company is the surviving corporation, a spin-off or split-off of a subsidiary or Affiliate, or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), the aggregate number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted, the maximum number of shares or securities which may be delivered under the Plan, the per share exercise price of Options, the terms of Awards, and other relevant provisions shall be proportionately and appropriately adjusted by the Committee in its discretion, and the determination of the Committee shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately and in a nondiscriminatory manner the number of shares covered by the Option so as to eliminate the fractional shares.

(b) Effect of Change in Control on Options and Stock Appreciation Rights. Subject to the terms of any Employment Agreement, the Committee may provide in an Award agreement for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, any one or more of the following:

(i) Accelerated Vesting. The Committee may provide for the acceleration of the exercisability and vesting in connection with a Change in Control of any or all outstanding Options and Stock Appreciation Rights and shares acquired upon the exercise thereof upon such conditions, including termination of the Participant's service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(ii) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume or continue the Company's rights and obligations under any or all outstanding Options and Stock Appreciation Rights or substitute for any or all outstanding Options and Stock Appreciation Rights substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror's stock. Any Options or Stock Appreciation Rights which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Company Stock subject to such canceled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Company Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion (and unvested portion, if so determined by the Committee) of their canceled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

(iv) Effect of Change in Control on Restricted Stock Awards. The Committee may provide for the acceleration of the vesting of the shares subject to the Restricted Stock Award upon such conditions, including termination of the Participant's services to the Company prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15. Effective Date. The effective date of the Plan is July 28, 2006. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Restricted Stock shall be awarded, and no Option shall be granted or exercisable, that is not contingent on these events.

16. Termination, Modification. If not sooner terminated by the Board, this Plan shall terminate at the close of business on July 28, 2016. No Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. Except as otherwise specifically provided herein, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Award previously granted to him or her.

17. American Jobs Creation Act of 2004.

(a) It is intended that the Plan comply in all applicable respects with Code Sections 409A(a)(2) through (4), as it may be amended from time to time, and any rulings, regulations, or other guidelines promulgated under either or both statutes (such statutes, rulings, regulations and other guidelines to be referred to collectively herein as "Section 409A"). This Plan, and any amendments thereto, shall therefore be interpreted and implemented at all times so as to (i) ensure compliance with Section 409A and (ii) avoid any penalty or early taxation of any payment or benefit under the Plan.

(b) Anything herein to the contrary notwithstanding, the Board shall approve and implement such amendments as it deems necessary or desirable to ensure compliance with Section 409A and to avoid any penalty or early taxation of any payment or benefit under this Plan; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. No such amendment shall require the consent of any Participant.

18. Interpretation and Venue. Except to the extent preempted by applicable federal law, the terms of this Plan shall be governed by the laws of the State of Nevada without regard to its conflict of laws rules.

EXHIBIT B

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT

This Stock Option Agreement is made as of April 18, 2006 by and between Lam Liang Corp. (the “Corporation”) and Darren R. Stevenson (the “Optionee”).

RECITALS

A. Optionee is a director and an employee of the Corporation. In consideration of Optionee’s serving as such, the Corporation’s board of directors has agreed to grant stock options to the Optionee to purchase shares of the Corporation’s common stock, $0.001 par value per share (the “Common Stock”). The stock options granted herein are not “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

B. The Corporation is in the process of amending (the “Amendment)” its Articles of Incorporation to (i) change its name to Blacksands Petroleum Inc. and (ii) increase its authorized capitalization to 300,000,000 shares of Common Stock. Upon the approval of the Amendment by the Corporation’s shareholders and the filing of the Amendment with the Secretary of State of the State of Nevada (the date of such filing is referred to as the “Effective Date”), the Corporation shall declare a 30 for one stock split in the form of a stock dividend (the “Stock Split”). All provisions of this Agreement assume the effectiveness of the Amendment on the Effective Date and the occurrence of the Stock Split.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

AGREEMENT

GRANT OF OPTIONS

NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation 1,000,000 shares (the “Option Shares”).

EXERCISE PRICE. Each Option Share is exercisable, upon vesting, at a price of US$2.00 per share (the “Option Price”).

TERM. The Expiration Date for all Options shall be April 14, 2008.

VESTING. The Options vest as follows:

100,000 shall vest on the Effective Date;

An additional 200,000 Options shall vest upon the close of a private placement offering of the Corporation’s securities resulting in gross proceeds of not less than US$10,000,000;

An additional 200,000 Options shall vest on January 1, 2007; and

An additional 500,000 Options shall vest upon the close of a public or private offering of the Corporation’s securities resulting in gross proceeds of not less than US$50,000,000.

CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement.

EXERCISE OF OPTION

DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with Section 1.4 above.

MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash.

STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee’s name.

NONTRANSFERABILITY

RESTRICTION. The Options are not transferable by Optionee.

NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

ADJUSTMENTS

NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option. Notwithstanding the foregoing, no adjustment shall be made to the Option Shares on account of the Stock Split.

SECTION 6
TERMINATION OF EMPLOYMENT

6.1 The parties acknowledge that they are parties to an Employment Agreement. If Optionee’s employment under the Employment Agreement is terminated for any reason, all non-vested options received by Optionee hereunder will become immediately void and of no further effect as of the date of termination of employment. Further, Optionee may thereafter have 90 days to exercise all vested options following which time all such non-exercised options shall become void and of no further effect.

SECTION 7
DISPUTE RESOLUTION

7.1 AMICABLE NEGOTIATIONS. The parties agree that, both during and after the performance of their responsibilities under this Agreement, each of them shall:

make bona fide efforts to resolve any disputes arising between them by amicable negotiations, and provide frank, candid and timely disclosure of all relevant facts, information and documents to facilitate those negotiations.

7.2 EFFICIENT PROCESS. The parties further agree to use their best efforts to conduct any dispute resolution procedures herein as efficiently and cost effectively as possible.

7.3 MEDIATION. The parties agree to attempt to resolve all disputes arising out of or in connection with this contract, or in respect of any defined legal relationship associated with it or from it, by mediated negotiation with the assistance of a neutral person appointed by the British Columbia International Commercial Arbitration Centre administered under its Mediation Rules.

7.4 ARBITRATION. If the dispute cannot be settled within thirty (30) days after the mediator has been appointed or such lesser or longer period otherwise agreed to in writing by the parties, the dispute shall be referred to and finally resolved by arbitration administered by the British Columbia International Commercial Arbitration Centre, pursuant to its Rules and applying Nevada law.

In the absence of any written agreement otherwise, the place of arbitration shall be Vancouver, British Columbia.

7.5 ALL DISPUTES. Except where otherwise specified in this Agreement, any and all disputes between or among the parties to this Agreement arising under, out of or in any way relating to this Agreement, including the execution, delivery, validity, enforceability, performance, breach, discharge, interpretation and construction of it will be determined under this section.

SECTION 8
MISCELLANEOUS PROVISIONS

8.1 NOTICES. Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.

8.2 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

8.3 TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

8.4 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.

8.5 AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

8.6 PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

8.7 FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

8.8 PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

8.9 SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

8.10 DOLLARS. All references to $ or dollars in this Agreement are to the United States dollar.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LAM LIANG CORP.

By: /s/ Darren R. Stevenson
Name: Darren Stevenson
Title: President

The undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement, accepts the Options granted thereunder, and agrees to the terms and conditions thereof.

OPTIONEE

/s/ Darren R. Stevenson
Darren R. Stevenson

LAM LIANG CORP.

NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Lam Liang Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of April 15, 2006.

Enclosed is a check in the sum of $_____________________ in payment for such shares.

__________________________________________
Signature of Optionee

Date: _____________________________________